Exhibit 99.1

Gas Natural Inc. and Subsidiaries
Condensed Consolidated Statement of Comprehensive Income - Pro Forma
Three Months Ended March 31, 2015 (Unaudited)

	Consolidated	Pro		Pro Forma
	Income	Forma	Footnote	Consolidated
	YTD 3/31/15	Adjustments	Reference	Income
REVENUES
Natural gas operations	$54,462,759	$(3,183,029)	(1)	$51,279,730
Marketing and production	2,453,231	-		2,453,231
Total revenues	56,915,990	(3,183,029)		53,732,961

COST OF SALES
Natural gas purchased	35,795,314	(1,933,961)	(1)	33,861,353
Marketing and production	2,306,889	-		2,306,889
Total cost of sales	38,102,203	(1,933,961)		36,168,242

GROSS MARGIN	18,813,787	(1,249,068)		17,564,719

OPERATING EXPENSES
Distribution, general, and administrative	7,012,371	(394,768)	(1)	6,617,603
Maintenance	375,903	(48,423)	(1)	327,480
Depreciation and amortization	1,878,721	-		1,878,721
Accretion	11,180	-		11,180
Goodwill impairment	-	-		-
Loss (gain) on contingent consideration liability	-	-		-
Provision for doubtful accounts	51,742	-		51,742
Taxes other than income	1,096,917	(93,754)	(1)	1,003,163
Total operating expenses	10,426,834	(536,945)		9,889,889

OPERATING INCOME (LOSS)	8,386,953	(712,123)		7,674,830

LOSS FROM UNCONSOLIDATED AFFILIATE	-	-		-
OTHER INCOME, NET	281,572	(3,950)	(1)	277,622
GAIN ON SALE OF MARKETABLE SECURITIES	-	-		-
ACQUISITION EXPENSE	-	-		-
INTEREST EXPENSE	(869,784)	762	(2)	(869,022)

INCOME (LOSS) BEFORE INCOME TAXES	7,798,741	(715,311)		7,083,430

INCOME TAX BENEFIT (EXPENSE)	(2,927,975)	261,302	(3)	(2,666,673)

INCOME FROM CONTINUING OPERATIONS	4,870,766	(454,009)		4,416,757

Discontinued operations, net of income taxes	(17,093)	-		(17,093)

NET INCOME	4,853,673	(454,009)		4,399,664

Basic weighted shares outstanding	10,487,511	10,487,511		10,487,511
Dilutive effect of stock options	854	854		854
Diluted weighted shares outstanding	10,488,365	10,488,365		10,488,365

Basic and Diluted Earnings Per Share:
Continuing operations	0.46	(0.04)		0.42
Discontinued operations	(0.00)	-		(0.00)
Net income per share	0.46	(0.04)		0.42

Comprehensive Income:
Net income	4,853,673	(454,009)		4,399,664
Other Comprehensive income(loss), net of Tax
Unrealized gain on available for sale securities, net of tax of $7,689	-	-		-
Accumulated unrealized gain on available for sale securities
transferred to earnings, net of tax of $63,651	-	-		-
Comprehensive Income	4,853,673	(454,009)		4,399,664

(1) To record the revenue and expenses associated with the sale of EWW and EWD assets and liabilities.
(2) Reconciliation of change in interest:

3/31/2015
Long-term debt payoff	(4,500,000)
Annual interest rate	6.16%
Annual interest	(277,200)
First quarter interest	(69,300)

Line of credit payoff	(3,149,274)
Weighted average interest	2.46%
Annual interest	(77,501)
First quarter interest	(19,375)

Total change in interest	(88,675)

(3) To record income tax expense at 39.27% effective rate.

Gas Natural Inc. and Subsidiaries
Condensed Consolidated Statement of Comprehensive Income - Pro Forma
Year Ended December 31, 2014

	Consolidated	Pro		Pro Forma
	Income	Forma	Footnote	Consolidated
	YTD 12/31/14	Adjustments	Reference	Income
REVENUES
Natural gas operations	$133,979,704	$(10,927,150)	(1)	$123,052,554
Marketing and production	9,517,287	-		9,517,287
Total revenues	143,496,991	(10,927,150)		132,569,841

COST OF SALES
Natural gas purchased	85,793,155	(6,696,602)	(1)	79,096,553
Marketing and production	8,620,826	-		8,620,826
Total cost of sales	94,413,981	(6,696,602)		87,717,379

GROSS MARGIN	49,083,010	(4,230,548)		44,852,462

OPERATING EXPENSES
Distribution, general, and administrative	26,273,043	(1,503,420)	(1)	24,769,623
Maintenance	1,400,911	(175,420)	(1)	1,225,491
Depreciation and amortization	7,146,345	(541,776)		6,604,569
Accretion	51,466	-		51,466
Goodwill impairment	-	-		-
Loss (gain) on contingent consideration liability	62,000	-		62,000
Provision for doubtful accounts	1,112,115	-		1,112,115
Taxes other than income	4,248,898	(320,880)	(1)	3,928,018
Total operating expenses	40,294,778	(2,541,496)		37,753,282

OPERATING INCOME (LOSS)	8,788,232	(1,689,052)		7,099,180

LOSS FROM UNCONSOLIDATED AFFILIATE	(351,724)	-		(351,724)
OTHER INCOME, NET	607,114	(27,900)	(1)	579,214
GAIN ON SALE OF MARKETABLE SECURITIES	183,371	-		183,371
ACQUISITION EXPENSE	(7,197)	-		(7,197)
INTEREST EXPENSE	(3,227,536)	355,743	(2)	(2,871,793)

INCOME (LOSS) BEFORE INCOME TAXES	5,992,260	(1,361,209)		4,631,051

INCOME TAX BENEFIT (EXPENSE)	(2,190,157)	513,148	(3)	(1,677,009)

INCOME FROM CONTINUING OPERATIONS	3,802,103	-		2,954,042

Discontinued operations, net of income taxes	(40,326)	-		(40,326)

NET INCOME	3,761,777	-		2,913,716

Basic weighted shares outstanding	10,487,511	10,478,312		10,478,312
Dilutive effect of stock options	854	505		505
Diluted weighted shares outstanding	10,488,365	10,478,817		10,478,817

Basic and Diluted Earnings Per Share:
Continuing operations	0.36	-		0.28
Discontinued operations	(0.00)	-		(0.00)
Net income per share	0.36	-		0.28

Comprehensive Income:
Net income	3,761,777	-		2,913,716
Other Comprehensive income(loss), net of Tax
Unrealized gain on available for sale securities, net of tax of $7,689	-	14,811.00		14,811.00
Accumulated unrealized gain on available for sale securities
transferred to earnings, net of tax of $63,651	-	(119,720.00)		(119,720.00)
Comprehensive Income	3,761,777	(104,909)		2,808,807

(1) To record the revenue and expenses associated with the sale of EWW and EWD assets and liabilities.
(2) Reconciliation of change in interest:

12/31/2014
Long-term debt payoff	(4,500,000)
Annual interest rate	6.16%
Annual interest	(277,200)
First quarter interest

Line of credit payoff	(3,149,274)
Weighted average interest	2.45%
Annual interest	(77,103)
First quarter interest

Total change in interest	(354,303)

(3)	To record income tax expense at 39.27% effective rate.

Gas Natural Inc. and Subsidiaries
Condensed Consolidated Balance Sheets
March 31, 2015 (Unaudited)
	Consolidated	Pro		Pro Forma
	Before	Forma	Footnote	Consolidated
	Adjustments	Adjustments	Reference	Balance Sheet

ASSETS
CURRENT ASSETS
Cash and cash equivalents	2,971,003	7,644,532	(1)	10,615,535
Accounts receivable	-	-		-
Trade, net	16,113,503	(667,042)	(2)	15,446,461
$469,374 and $370,909, respectively
Related parties	253,057	-		253,057
Unbilled gas	5,837,268	(153,019)	(2)	5,684,249
Note receivable, current portion	2,086	-		2,086
Inventory	-	-		-
Natural gas and propane	499,957	-		499,957
Materials and supplies	2,559,038	(175,493)	(2)	2,383,545
Prepaid income taxes	431,681	-		431,681
Regulatory assets, current	6,235,884	-		6,235,884
Recoverable cost of gas purchases	3,964,691	-		3,964,691
Derivative assets	1,737,873	-		1,737,873
Rate case costs	43,324	-		43,324
Unrecoverable costs	489,996	-		489,996
Deferred tax asset	608,235	-		608,235
Prepayments and other	1,135,716	(55,958)	(2)	1,079,758
Assets held for sale	801,711	-		801,711
Discontinued operations	-	-		-
Total current assets	37,449,139	6,593,020		44,042,159

PROPERTY, PLANT AND EQUIPMENT
Property, plant and equipment	211,716,485	(21,520,167)		190,196,318
Less accumulated depreciation, depletion and amortization	(59,548,415)	12,378,888		(47,169,527)
PROPERTY, PLANT AND EQUIPMENT, net	152,168,070	(9,141,279)		143,026,791

OTHER ASSETS
Notes receivable, non current	89,752	-		89,752
Regulatory assets, non current	2,077,900	(155,826)	(2)	1,922,074
Income taxes		-		-
Rate case costs		-		-
Unrecoverable costs		-		-
Debt issuance costs, net of amortization	976,244	-		976,244
Goodwill	16,155,672	-		16,155,672
Customer relationships	2,851,792	-		2,851,792
Restricted cash	1,897,683	-		1,897,683
Other assets	48,926	(33,274)	(2)	15,652
Total other assets	24,097,969	(189,100)		23,908,869

TOTAL ASSETS	$213,715,178	$(2,737,359)		$210,977,819

LIABILITIES AND CAPITALIZATION
CURRENT LIABILITIES
Checks in excess of amounts on deposit	264,334	-		264,334
Line of credit	24,740,799	(3,149,274)	(4)	21,591,525
Accounts payable	-	-		-
Trade	13,141,887	(78,167)	(2)	13,063,720
Related parties	86,798	-		86,798
Notes payable, current portion	539,246	-		539,246
Contingent consideration, current portion	671,638	-		671,638
Derivative liabilities	1,766,472	-		1,766,472
Accrued liabilities	4,922,508	(468,160)	(2)	4,454,348
Taxes other than income		-		-
Vacation		-		-
Employee benefit plans		-		-
Interest		-		-
Deferred payments received from levelized billing		-		-
Accrued liabilities - related parties	210,736	-		210,736
Customer deposits	730,460	(91,113)	(2)	639,347
Obligation under capital lease - current	188,224	-		188,224
Regulatory liability, current	317,211	-		317,211
Build-to-suit liability	5,946,089	-		5,946,089
Other current liabilities	1,018,329	(33,379)	(2)	984,950
Liabilities held for sale	85,515	-		85,515
Discontinued operations	12,099	-		12,099
Total current liabilities	54,642,345	(3,820,093)		50,822,252

LONG-TERM LIABILITIES
Deferred investment tax credits	107,927	-		107,927
Deferred tax liability	13,434,344	2,217,914	(6)	15,652,258
Asset retirement obligation	1,207,698	-		1,207,698
Customer advances for construction	1,032,745	(34,742)	(2)	998,003
Regulatory liabilities, current	1,129,758	-		1,129,758
Income taxes		-		-
Asset retirement costs		-		-
Customer deposits long term	949,540	-		949,540
Long-term obligation under capital lease, less current portion	1,674,714	-		1,674,714
Contingent consideration, less current portion	75,362	-		75,362
Total long-term liabilities	19,612,088	2,183,172		21,795,260

NOTES PAYABLE, less current portion	39,588,284	(4,500,000)	(3)	35,088,284

COMMITMENTS AND CONTINGENCIES (see Note 12)

STOCKHOLDERS' EQUITY
Preferred stock; $0.15 par value, 1,500,000 shares authorized, no shares issued or outstanding
Common stock; $0.15 par value,
Authorized: 30,000,000 and 30,000,000 shares, respectively
Issued: 10,487,511 and 10,487,511 shares, respectively
Outstanding: 10,487,511 and 10,487,511 shares, respectively	1,573,127	-		1,573,127
Capital in excess of par value	63,951,000	-		63,951,000
Accumulated other comprehensive income	-	-		-
Retained earnings	34,348,334	3,399,562	(5)	37,747,896
Total stockholders' equity	99,872,461			103,272,023

TOTAL CAPITALIZATION	139,460,745			138,360,307

TOTAL LIABILITIES AND CAPITALIZATION	$213,715,178			$210,977,819

	$-			$-

(1) To record cash proceeds from sale of assets less payoff of $4,500,000 long-term debt and $3,149,274 line of credit
(2) To record sale of EWW and EWD assets and liabilities.
(3) To record payoff of long term debt with proceeds of sale.
(4) To record payoff of line of credit with proceeds of sale.
(5) To record net increase in retained earnings from gain on sale.
(6) To record income taxes accrued for gain on sale.